SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2004

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On December 8, 2004, HepaLife Technologies, Inc. issued a news release to announce the addition of Dr. Jorge Alberto Ortiz to the Company’s Scientific Advisory Board.  This news release, dated December 8, 2004, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated December 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Arian Soheili

Arian Soheili

President and CEO

Date: December 15, 2004

EXHIBIT 99.1

Renowned Organ Transplant Surgeon and Widely- Published Liver Expert to Assist Ongoing Development of HepaLife’s Proprietary Artificial Liver Device

Vancouver, BC – December 8, 2004 - HepaLife Technologies, Inc. (OTCBB: HPLF) a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease, today announced the addition of Dr. Jorge Alberto Ortiz to the Company’s Scientific Advisory Board.

With ongoing clinical research and an active surgical practice, Dr. Ortiz is a widely published liver, kidney, and organ transplantation expert with particular interest in extended organ donation and liver assist devices.

Dr. Jorge Ortiz is a graduate of Albany Medical College, having completed his surgical residency at North Shore University Hospital on Long Island, New York, and a multi-organ transplant fellowship at the University of Miami, Florida.

At the prestigious Albert Einstein Medical Center (Philadelphia) and the University of California - Irvine Medical Center, Dr. Ortiz served as a transplant surgeon and additionally, as Assistant Professor and Director of Kidney Transplantation at the latter.  Dr. Ortiz has also received several committee seat appointments and held numerous medical teaching positions during his tenure at both institutions.

Today, Dr. Jorge Ortiz is a kidney and liver transplant surgeon at the Texas Transplant Institute in San Antonio, which recently performed more organ transplants within a twenty-day span than any other transplant center in the United States (August 2004, United Network for Organ Sharing) and is home to the most experienced, minimally invasive laparoscopic donor nephrectomy team in Texas.

“The addition of Dr. Ortiz is particularly timely, and follows our Company’s major cell research advancements in development of the first of its kind, artificial liver device for the 25 million Americans suffering from liver disease,” explained Mr. Harmel S. Rayat, Chairman of HepaLife.

Recently, HepaLife’s results from research into its proprietary embryonic liver stem cell line, PICM-19H, surpassed Management’s initial expectations.  Notably, these cells recorded growth of 2-3 times the density of their parent cell line, while determinations of inducible P-450, ammonia removal, and urea production similarly yielded markedly positive results, all highly beneficial attributes towards the development of a bio-artificial liver device for use by human patients.

“While liver disease now costs Americans more than $10 billion per year,” continued Mr. Rayat, “we desperately need to help those who pay the true price of acute liver failure with human suffering, by way of tens of thousands of tragic deaths each year and a crippling financial burden on the limited few who are fortunate enough to receive and survive liver transplants.”

Dr. Jorge A. Ortiz – Accomplished Organ Transplant Surgeon & Researcher

Dr. Jorge Ortiz has conducted advanced kidney, liver, and organ transplant research at numerous institutions, including New York’s North Shore Hospital, Long Island Jewish Hospital, and New York Hospital.

With over 120 publications, abstracts, book chapters, and presentations to his credit, Dr. Jorge Ortiz has presented his findings to medical societies worldwide, including: International College of Surgeons; American Transplant Congress; International Liver Transplantation Society; American College of Surgeons; American Association for the Study of Liver Diseases; and the American Society of Transplant Surgeons.

In addition, his extensive clinical research of the pancreas, kidney, and liver has been presented to numerous peer-reviewed publications and published in leading international medical journals such as:  Transplantation; The American Surgeon; Surgical Infectious Disease; Liver Transplantation; American Journal of Surgery; Hepatology; Journal of Investigative Medicine; Journal of Surgical Oncology, and others.

Dr. Jorge Ortiz has also received appointments to the Editorial Board of Contemporary Surgery and the Journal for Surgical Oncology, and has served as an Advisor to the prestigious International College of Surgeons Educational Committee and the National Transplant Assistance Fund.

“Dr. Ortiz is joining an Advisory Board that is composed of leading experts in their respective medical research specialties from around the world,” explained Mr. Frank Menzler, a founding member of the HepaLife Scientific Advisory Board.  “We are all working towards the scientific development and commercial success of this first-ever artificial liver device of its kind – an urgently needed medical solution!”

Liver Research Expertise, Surgical Innovation & Commercial Vision

Dr. Jorge Ortiz joins Dr. Michael Ott, currently serving on the HepaLife Scientific Advisory Board and an Associate Professor for Experimental Hepatology at the Hannover Medical School, recognized worldwide as a leading center for transplantation medicine.

Renowned among today’s most prominent innovators in experimental liver science and cell transplantation technology, the translation of Dr. Ott’s basic research protocols for cell transplantation into clinical protocols has led to the first-ever application of human hepatocytes for the treatment of liver diseases in Germany – a significant medical breakthrough.

As an authority in experimental hepatology (the study of liver function and disease) and highly-innovative liver cell transplantation procedures for human patients suffering from acute liver failure, Dr. Michael Ott brings unique expertise to HepaLife in the areas of adult and embryonic stem cell research, as well as gene expression in fetal liver and hepatic progenitor cells.

Also serving on the HepaLife Scientific Advisory Board is founding member, Mr. Frank Menzler, who brings a distinctive blend of innovative medical device development skills, biomedical engineering training, and a history of business development and marketing success to the Company.

Mr. Menzler holds a Master’s degree in Business Administration (MBA) from Northwestern University’s, Kellogg School of Business and a ‘Diplom-Ingenieur’ (Master’s of Science equivalent) in Mechanical and Biomedical Engineering from RWTH Aachen, Germany’s largest university of technology and one of Europe’s leading technology institutions.

Most recently, Mr. Frank Menzler was appointed by ABIOMED, Inc. (NASDAQ: ABMD) to assume responsibility for all business issues in Europe, Middle East and Africa.  ABIOMED is a leading developer, manufacturer and marketer of medical products designed to assist or replace the pumping function of the failing heart, and is credited with development of the world’s first completely self-contained replacement heart.

Previously, Mr. Frank Menzler served as Marketing Manager at the global medical device leader, Guidant Corporation’s (NYSE: GDT) Cardiac Surgery Business Unit in Brussels, Belgium, where he increased revenue substantially and restructured the company’s Cardiac Surgery EMEAC Organization (Europe, Middle East, Africa, and Canada).

Mr. Frank Menzler also co-founded Impella Cardiotechnik, a medtech start up venture that successfully designed, developed, and ultimately commercialized minimally-invasive cardiac assist systems.  During his tenure at Impella, Mr. Menzler worked to raise over $30 million in grants and venture capital funding and helped evolve the company’s start-up flagship product from bench science to commercial introduction.

Also serving on the HepaLife Scientific Advisory Board is cell research and tissue engineering expert, Mr. John Bergmann, Senior Research Associate and Laboratory Manager with the Department of Human Biological Chemistry and Genetics at the University of Texas Medical Branch.

Mr. Bergmann's most current UTMB research has been in collaboration with Chrysalis BioTechnology, Inc., a biopharmaceutical company recently acquired by OrthoLogic Corporation (Nasdaq: OLGC), and actively developing Chyrsalin® related tissue repair, chronic wound healing, and vascular repair products.

Chyrsalin® also known as TP508, is a synthetically manufactured peptide which represents a portion of the human enzyme, thrombin -- a naturally occurring molecule in the body that is responsible for blood clotting and initiates many of the cellular events responsible for tissue repair.

With 30 years of scientific research experience, Mr. John Bergmann’s work has been extensively published in both abstract and peer-reviewed journals such as the Journal of Clinical Microbiology, Journal of Environmental Science and Health, Journal of Cell Biochemistry, American Journal of Physiology, Journal of Cell Biology and others.

About Texas Transplant Institute

The Texas Transplant Institute, a member of Methodist Healthcare in San Antonio, offers blood and marrow stem cell, heart, liver, kidney and pancreas transplant programs and end-stage disease management.

The Texas Transplant Institute is home to the largest and most experienced kidney transplant programs in Texas, with over 2,000 kidney transplant operations and the most experienced, minimally invasive laparoscopic donor nephrectomy team in Texas.

Established in 1984, the kidney program performs more living donor kidney transplants than any other facility in Texas. More than 2,100 total kidney and kidney-pancreas transplants have been performed. Since 1985, the Texas Transplant Institute has transplanted hearts in more than 250 patients.  More than 950 pediatric and adult patients have received blood and marrow stem cell transplantations since 1993. During the first 20 days of August, the surgeons at Texas Transplant Institute performed a record 20 transplants - more than any other transplant center in the United States during that time, according to the United Network for Organ Sharing (UNOS).

The Texas Transplant Institute programs are approved and or accredited by the United Network for Organ Sharing (UNOS), the Foundation for the Accreditation of Cell Therapy (FACT), Medicare and Medicaid.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB:HPLF) is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease.

Currently, HepaLife is concentrating its efforts on creating the first-of-its-kind artificial liver device and developing proprietary in vitro toxicology and pre-clinical drug testing platforms.

Artificial Liver Device

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of the patented PICM-19 cell line. The hepatic characteristics of the PICM-19 cell line have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

With 25 million Americans suffering from liver disease, the need for an artificial liver device able to remove toxins and improve immediate and long-term survival results is more critical today than ever before. Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses, and other factors that result in liver disease all clearly indicate a strong need for an artificial liver device.

In Vitro Toxicology Testing

Hepatotoxicity, or liver damage caused by medications and other chemical compounds, is the single most common reason leading to drug withdrawal or refusal of drug approval by the Food and Drug Administration (FDA). In fact, about one third of all drugs fail pre-clinical or clinical trials due to the toxic nature of the compounds being tested, costing pharmaceutical companies around $2 billion annually on such toxicity-related drug failures.

With the cost to develop an FDA approved drug approaching $1 billion and taking 10 to 15 years, a 10% improvement in predicting failures before clinical trials could save $100 million in development costs per drug. Despite efforts to develop better methods, most of the tools used for toxicology and human safety testing are decades old.

The PICM-19 cells grown in vitro synthesize liver specific proteins such as albumin and transferrin, and display enhanced liver-specific functions such as ureagenesis and cytochrome P450 activity. As a result, HepaLife, using the patented PICM-19 cell line, plans to develop proprietary in vitro toxicological and pre-clinical drug testing platforms that will more accurately determine the potential toxicity and metabolism of new pharmacological compounds in the liver.

For additional information, please visit www.hepalife.com

To receive future press releases via email, please visit http://www.hepalife.com/Alerts-Index.asp

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

HepaLife Technologies, Inc.

Sarah Simpson, Investor Relations

Phone: (800) 518-4879

Web Site: www.HepaLife.com